Exhibit 10.10

AMENDMENT TO LEASE

BY THIS AMENDMENT TO LEASE (this “Amendment”) made and entered into as of May 27, 2014, Asante Solutions, Inc., a Delaware corporation (“Lessee”) and Bel Arbor Investment Company, L.P., a California limited partnership (“Lessor”), RECITE AND AGREE as follows:

R E C I T A L S

A.	This Amendment is entered into with reference to that certain Lease Agreement dated September 1, 2011 between Lessee and Lessor (the “Lease”) for those certain premises described in Subarticle 1(d) of the Lease and located in Sunnyvale, California. Unless otherwise defined herein, all capitalized terms herein shall have the meanings given in the Lease and all references herein to Articles and Subarticles shall be references to the Articles and Subarticles of the Lease.

B.	The parties desire to (i) extend the Term of the Lease until March 31, 2015, (ii) modify the monthly Base Rent for such extended Term and (iii) incorporate provisions required by statute, subject to and in accordance with, the following terms and conditions.

A M E N D M E N T

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1. Term. Article 1(e) is hereby amended by adding “and five (5) months” after “Three (3) years”.

2. Expiration Date. Article 1(g) is hereby amended by deleting “October 31, 2014” and substituting “March 31, 2015” therefor.

3. Base Rent. Article 1(h) is hereby amended by adding the following at the end thereof:

“November 1, 2014 – March 31, 2015: $52,396.00”

4. No Renewal Option. Article 63 is hereby deleted in its entirety.

5. Certified Access Specialist. Lessee hereby acknowledges that Lessee has been advised that the Premises have not been inspected by a Certified Access Specialist, as certified by the State of California.

5. Lessor and Lessee have contributed to the final form of this Amendment. Therefore, neither Lessor nor Lessee shall be considered to be the author of this Amendment should authorship effect the interpretation of this Amendment by any tribunal.

6. As hereby amended, the Lease shall remain in full force and effect.

7. This Amendment may be executed in one or more counterpart copies, each of which shall be deemed an original, but all of which, taken together, shall constitute one Amendment.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to Lease as of the date first written above.

LESSOR:

Bel Arbor Investment Company, L.P., a California limited partnership

By	/s/ Illegible

Its

LESSEE:

Asante Solutions, Inc., a Delaware corporation

By	/s/ Eric Steuben

	Its	VP of Operations

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